Cost of Revenues (Tables)	12 Months Ended
Dec. 31, 2018
Cost of Revenues
Schedule of cost of revenues

The cost of revenues is as follows (in thousands):

	For the Years Ended December 31,
	2016	2017	2018	2018
	RMB	RMB	RMB	US$
Revenue sharing fees	72,027	72,613	47,539	6,914
Content and operational costs	470,813	466,379	491,868	71,539
Bandwidth costs	64,200	55,050	57,141	8,311
Sales taxes and related surcharges (Note 2 (t))	119,767	133,155	—	—
Total	726,807	727,197	596,548	86,764